Offerings - Offering: 1	Nov. 17, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 26,625,326.44
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,676.96
Offering Note	Calculated solely for purposes of determining the amount of the filing fee, based upon the net asset value of HarbourVest Private Investments Fund as of September 30, 2025.